UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

Horsehead Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33658	20-0447377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Steubenville Pike, Suite 405

Pittsburgh, Pennsylvania 15205

(Address of principal executive offices, including zip code)

724-774-1020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2016, Horsehead Zinc Recycling, LLC (“HZR”), Horsehead Corporation (“Horsehead”), each wholly owned subsidiaries of Horsehead Holding Corp. (the “Company”), and the Company, as guarantor, entered into the following Forbearance Agreements (the “Forbearances”): (1) with respect to the Loan Agreement, dated as of May 29, 2009 (the “BAML Loan Agreement”), with Bank of America CDE III, LLC, as lender (“BAML”), and (2) with respect to the Loan Agreement, dated as of May 29, 2009 (together with the BAML Loan Agreement, the “NMTC Loan Agreements”), with CCM Community Development IV LLC, as lender (together with BAML, the “Lenders”). Pursuant to the Forbearances, the Lenders agreed to temporarily forbear from exercising enforcement actions related to certain events of default related to the failure to pay accrued and unpaid interest under the NMTC Loan Agreements and certain other events of default arising from the Company and certain of its direct and indirect wholly-owned subsidiaries (collectively, the “Debtors”) commencing voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on February 2, 2016. The Forbearances will be effective until the earliest of (i) July 15, 2016; (ii) the substantial consummation of the Chapter 11 cases by the Debtors; (iii) the dismissal of the Chapter 11 cases or conversion of such cases to cases under Chapter 7 of the Bankruptcy Code; and (iv) the occurrence of any event of default under the NMTC Loan Agreements, which continues for a period of 30 days from notice by the Lenders, other than those events of default that resulted from the Debtors’ commencing the Chapter 11 cases.

In consideration for the Forbearances, HZR, Horsehead and the Company agreed, among other things, to pay forbearance fees to each Lender of $100,000 upon execution of the Forbearances.

Item 7.01	Regulation FD Disclosure.

On June 21, 2016, the Debtors filed a monthly operating report for the period from May 1, 2016 to May 31, 2016 (the “Monthly Operating Report”) with the Bankruptcy Court. A copy of the Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Monthly Operating Report of Horsehead Holding Corp. for the period from May 1, 2016 to May 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2016	HORSEHEAD HOLDING CORP.

	By:	/s/ Robert D. Scherich
	Name:	Robert D. Scherich
	Title:	Vice President and Chief Financial Officer

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